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                                       Securities and Exchange Commission

                                              Washington, DC 20549
                                       __________________________________

                                                    FORM 8-K

                                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the securities exchange act of 1934

                     Date of Report (Date of earliest event reported): March 1, 2000


                                               Ariel Corporation
                             (Exact name of registrant as specified in its charter)

                                        Commission file number: 0-25326



                    Delaware                                                     13-3137699
-------------------------------------------------                  ----------------------------------------
            (State of Incorporation)                                (IRS employer identification number)

                 2540 Route 130
              Cranbury, New Jersey                                                  08512
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    (Address of principal executive offices)                                     (Zip Code)


                                                    609-860-2900
                                         ------------------------------------
                                          (Telephone Number, including area code)

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Item 5. Other Events.

        See annexed press release date March 1, 2000.

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                     Ariel Corporation Raises $8.6 Million

     CRANBURY, N.J., March 1 /PRNewswire/ -- Ariel Corp. (Nasdaq: ADSP - news) announced today that it has raised $8.6 million through the private placement of 2,151,000 common shares. The offering included a matching number of warrants with an exercise price of $6.875.

     Jay H. Atlas, CEO and President,  commented ``This offering positions Ariel
to  execute  its  near  term  growth  plans  and  significantly   increases  the
institutional holdings of Ariel securities.''

     These securities have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from registration under the Securities Act.

                               More About Ariel

     Ariel Corp. (Nasdaq: ADSP - news) is a leading provider of high-density remote access plug-in cards for applications such as Internet access, corporate Intranet/Extranet access, on-line services, telecommuting, transaction processing, and unified messaging. Ariel's remote access products make it easy for OEMs and system integrators targeting ISPs, corporate enterprises and other service providers to add high-density remote access to open systems platforms running a variety of popular operating systems, including Windows NT and Linux. Ariel's high-density remote access cards provide V.34, V.90- compatible 56K, and basic rate ISDN remote dial-in, LAN dial-out, and Internet back-haul. Available in ISA, PCI and CompactPCI formats, the cards connect to T1, E1, ISDN, and POTS lines. Ariel's remote access products run Windows NT and Linux out of the box. An SDK is available for OEMs who want to use Ariel's remote access products with other operating systems.

     Statements contained in this press release that are not historical facts are forward looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward looking statements involve risks and uncertainties, including market acceptance of the Company's products by technical original equipment manufacturers and internet service providers, the timely development and acceptance of new products, the impact of competitive products and pricing, changing market conditions and the other risks detailed from time to time in the Company's filings with the SEC. These risks and uncertainties could cause actual results to differ materially from those projected or currently expected. These forward looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward looking statements.

     For more information on Ariel products, please contact Ariel Corporation at 2540 Route 130, Cranbury, NJ 08512. Phone (609) 860-2900. Fax (609) 860-1155.
Email: info@ariel.com. World Wide Web: http://www.ariel.com.

SOURCE: Ariel Corporation

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                                    SIGNATURES


Pursuant to the requirements of the Securities Exchnage Act of 1934, the registrant has duly caused this report to be signed on its behalf byt the undersigned herunto duly authorized.

Dated: March 10, 2000

                                                       /S/ John R. Loprete
                                                       -------------------
                                                        John R. Loprete
                                                        Vice President Finance